EXHIBIT 99.1

TREEHOUSE FOODS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Recast for Discontinued Operations
(In millions, except per share amounts)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net sales	$2,092.1	$4,587.8	$4,852.6
Cost of sales	1,706.7	3,695.6	3,874.5
Gross profit	385.4	892.2	978.1
Operating expenses:
Selling and distribution	130.0	328.5	345.5
General and administrative	148.4	264.4	283.7
Amortization expense	38.7	80.2	85.5
Asset impairment	—	—	59.0
Other operating expense, net	60.7	135.7	125.2
Total operating expenses	377.8	808.8	898.9
Operating income	7.6	83.4	79.2
Other expense:
Interest expense	51.2	107.8	122.4
(Gain) loss on foreign currency exchange	(1.7)	8.6	(5.0)
Other expense (income), net	36.4	24.6	(9.7)
Total other expense	85.9	141.0	107.7
Loss before income taxes	(78.3)	(57.6)	(28.5)
Income tax benefit	(13.7)	(11.4)	(139.8)
Net (loss) income from continuing operations	(64.6)	(46.2)	111.3
Loss from discontinued operations, net of tax	(134.1)	(18.2)	(390.8)
Net loss	$(198.7)	$(64.4)	$(279.5)

Earnings (loss) per common share - basic:
Continuing operations	$(1.15)	$(0.83)	$1.95
Discontinued operations	(2.39)	(0.33)	(6.84)
Net loss per share - basic (1)	$(3.54)	$(1.15)	$(4.89)

Earnings (loss) per common share - diluted:
Continuing operations	$(1.15)	$(0.83)	$1.93
Discontinued operations	(2.39)	(0.33)	(6.78)
Net loss per share - diluted (1)	$(3.54)	$(1.15)	$(4.85)

Weighted average shares -- basic	56.2	56.0	57.1
Weighted average shares -- diluted	56.2	56.0	57.6

(1) The sum of the individual per share amounts may not add due to rounding. In addition, the sum of the quarters may not equal the total year amount due to the impact of changes in average quarterly shares outstanding and rounding.

TREEHOUSE FOODS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Recast for Discontinued Operations
(In millions, except per share amounts)

	Three Months Ended
	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net sales	$1,025.3	$1,066.8	$1,193.5	$1,117.9	$1,117.5	$1,158.9
Cost of sales	836.1	870.6	942.0	903.9	902.4	947.3
Gross profit	189.2	196.2	251.5	214.0	215.1	211.6
Operating expenses:
Selling and distribution	59.8	70.2	81.7	73.4	78.8	94.6
General and administrative	86.1	62.3	55.7	60.4	69.8	78.5
Amortization expense	18.6	20.1	20.0	19.8	19.6	20.8
Other operating expense, net	32.6	28.1	41.1	21.4	45.0	28.2
Total operating expenses	197.1	180.7	198.5	175.0	213.2	222.1
Operating (loss) income	(7.9)	15.5	53.0	39.0	1.9	(10.5)
Other expense:
Interest expense	26.1	25.1	25.3	26.1	29.6	26.8
(Gain) loss on foreign currency exchange	(1.3)	(0.4)	3.6	0.6	1.9	2.5
Other expense (income), net	24.2	12.2	27.0	(2.9)	(3.8)	4.3
Total other expense	49.0	36.9	55.9	23.8	27.7	33.6
(Loss) income before income taxes	(56.9)	(21.4)	(2.9)	15.2	(25.8)	(44.1)
Income tax (benefit) expense	(6.8)	(6.9)	1.5	3.0	(6.3)	(9.6)
Net (loss) income from continuing operations	(50.1)	(14.5)	(4.4)	12.2	(19.5)	(34.5)
(Loss) income from discontinued operations, net of tax	(121.7)	(12.4)	(9.5)	(9.6)	—	0.9
Net (loss) income	$(171.8)	$(26.9)	$(13.9)	$2.6	$(19.5)	$(33.6)

Earnings (loss) per common share - basic:
Continuing operations	$(0.89)	$(0.26)	$(0.08)	$0.22	$(0.35)	$(0.61)
Discontinued operations	(2.16)	(0.22)	(0.17)	(0.17)	—	0.02
Net (loss) earnings per share - basic (1)	$(3.05)	$(0.48)	$(0.25)	$0.05	$(0.35)	$(0.59)

Earnings (loss) per common share - diluted:
Continuing operations	$(0.89)	$(0.26)	$(0.08)	$0.22	$(0.35)	$(0.61)
Discontinued operations	(2.16)	(0.22)	(0.17)	(0.17)	—	0.02
Net (loss) earnings per share - diluted (1)	$(3.05)	$(0.48)	$(0.25)	$0.05	$(0.35)	$(0.59)

Weighted average shares -- basic	56.3	56.1	56.0	56.3	56.4	56.5
Weighted average shares -- diluted	56.3	56.1	56.0	56.7	56.4	56.5

(1) The sum of the individual per share amounts may not add due to rounding. In addition, the sum of the quarters may not equal the total year amount due to the impact of changes in average quarterly shares outstanding and rounding.

TREEHOUSE FOODS, INC.
SEGMENT NET SALES
RECAST FOR DISCONTINUED OPERATIONS
(Unaudited, in millions)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Net sales to external customers - as previously reported
Baked Goods	$819.8	$1,815.7	$1,876.3
Beverages	450.0	1,008.4	1,073.4
Meal Solutions	935.2	2,028.0	2,194.0
Snacks	346.8	960.0	1,157.9
Unallocated	—	—	5.5
Total net sales	$2,551.8	$5,812.1	$6,307.1

Net sales to external customers - as recast for discontinued operations
Baked Goods	$706.9	$1,551.4	$1,580.4
Beverages	450.0	1,008.4	1,073.4
Meal Solutions	935.2	2,028.0	2,194.0
Unallocated	—	—	4.8
Total net sales	$2,092.1	$4,587.8	$4,852.6

	Three Months Ended
	June 30, 2019	March 30, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net sales to external customers - as previously reported
Baked Goods	$397.1	$422.7	$490.2	$443.5	$426.6	$455.4
Beverages	212.8	237.2	286.6	236.3	236.4	249.1
Meal Solutions	470.3	464.9	481.7	504.5	518.5	523.3
Snacks	170.5	176.3	222.6	209.7	274.3	253.4
Total net sales	$1,250.7	$1,301.1	$1,481.1	$1,394.0	$1,455.8	$1,481.2

Net sales to external customers - as recast for discontinued operations
Baked Goods	$342.2	$364.7	$425.2	$377.1	$362.6	$386.5
Beverages	212.8	237.2	286.6	236.3	236.4	249.1
Meal Solutions	470.3	464.9	481.7	504.5	518.5	523.3
Total net sales	$1,025.3	$1,066.8	$1,193.5	$1,117.9	$1,117.5	$1,158.9

TREEHOUSE FOODS, INC.
SEGMENT OPERATING INCOME (LOSS)
RECAST FOR DISCONTINUED OPERATIONS
(Unaudited, in millions)

	Six Months Ended June 30, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Operating income (loss) - as previously reported
Baked Goods	$86.3	$159.8	$201.8
Beverages	84.5	180.3	226.9
Meal Solutions	102.8	253.5	254.8
Snacks	(19.0)	9.2	23.0
Total segment direct operating income	254.6	602.8	706.5
Unallocated operating expenses	404.6	538.9	1,114.5
Operating (loss) income	$(150.0)	$63.9	$(408.0)

Operating income (loss) - as recast for discontinued operations
Baked Goods	$76.8	$142.9	$180.9
Beverages	84.5	180.3	226.9
Meal Solutions	102.8	253.5	254.8
Total segment direct operating income	264.1	576.7	662.6
Unallocated operating expenses	256.5	493.3	583.4
Operating income	$7.6	$83.4	$79.2

	Three Months Ended
	June 30, 2019	March 30, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Operating income (loss) - as previously reported
Baked Goods	$41.6	$44.7	$57.2	$37.3	$37.3	$28.0
Beverages	40.6	43.9	51.0	44.1	45.8	39.4
Meal Solutions	55.4	47.4	67.6	70.3	58.7	56.9
Snacks	(5.2)	(13.8)	(2.1)	(0.7)	4.4	7.6
Total segment direct operating income	132.4	122.2	173.7	151.0	146.2	131.9
Unallocated operating expenses	282.0	122.6	133.0	123.8	142.2	139.9
Operating (loss) income	$(149.6)	$(0.4)	$40.7	$27.2	$4.0	$(8.0)

Operating income (loss) - as recast for discontinued operations
Baked Goods	$35.5	$41.3	$53.0	$32.1	$30.7	$27.1
Beverages	40.6	43.9	51.0	44.1	45.8	39.4
Meal Solutions	55.4	47.4	67.6	70.3	58.7	56.9
Total segment direct operating income	131.5	132.6	171.6	146.5	135.2	123.4
Unallocated operating expenses	139.4	117.1	118.6	107.5	133.3	133.9
Operating (loss) income	$(7.9)	$15.5	$53.0	$39.0	$1.9	$(10.5)

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